UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): January 18, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 9, 2006, CSK Auto Corporation (the “Company”) filed a Form 8-K including the slides provided in management’s current investor presentation. The Company is filing as Exhibit 99.1 to this Current Report on Form 8-K corrections and clarifications to two of the slides (slides #14 and #16) that were contained in the prior presentation. The attached revised slides are intended to supersede in their entirety those slides (#14 and #16) furnished on the Form 8-K filed on January 9, 2006.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

Exhibit 99.1	Revised slides to CSK Auto Corporation management investor presentation initially contained in a Form 8-K filed on January 9, 2006.
Forward Looking Statements
Portions of this filing may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

	By:	/s/ JAMES RILEY

James Riley
Senior Vice President
Chief Financial Officer

DATED January 18, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Slide Presentation

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